Stein Roe Mutual Funds


Semiannual Report
December 31, 2000


[Photo of abacus]


Stein Roe Cash Reserves

Cash Reserves Fund


LOGO: STEIN ROE MUTUAL FUNDS
      Sensible Risks. Intelligent Investments(R)

Contents
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From the President................................................    1

   Stephen Gibson's thoughts on the markets and investing

Performance Summary...............................................    2

Questions & Answers

   Interview with the portfolio manager and
   a summary of investment activity
   Cash Reserves Fund.............................................    3

Portfolio of Investments..........................................    6

   A complete list of investments with market values

Financial Statements..............................................    8

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   14

Financial Highlights..............................................   17

   Selected per-share data



                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS
The six-month period ended December 31, 2000 was an excellent time for fixed-income investors. For that, we can thank the U.S. economy, which moved, albeit unevenly, toward a slower rate of growth. As you'll recall, the measures of economic growth (unemployment rates, housing starts, manufacturing levels, etc.) initially gave contradictory evidence of a slowdown. But as the six months progressed, it became increasingly apparent that the engine of economic expansion--spending by consumers and businesses--was losing steam.
   As the economic outlook changed, so too did expectations on interest rates. Believing that slower growth would keep inflationary pressures in check and ultimately lead to lower short-term interest rates, the market allowed bond and money market yields to decline, sending prices higher. At the same time, investors sold equities and sought high quality alternatives. Their money found its way into the fixed-income markets, where the increased demand also did its part to stoke a rally.
   Against this backdrop, your Fund performed well. The following report will provide you with more specific information about its performance and strategies. As always, we thank you for choosing Stein Roe Cash Reserves Fund and for giving us the opportunity to serve your investment needs.

   Sincerely,

   /s/ Stephen E. Gibson

   Stephen E. Gibson
   President
   February 12, 2001
Past performance cannot predict future investment results. Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

[Photo: Stephen E. Gibson]

Stephen E. Gibson

1
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Performance Summary
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                         Period Ended December 31, 2000

                                         6 MONTH        1         5         10
                                      (CUMULATIVE)     YEAR      YEARS     YEARS
--------------------------------------------------------------------------------
STEIN ROE CASH RESERVES FUND               3.16%       5.95%     5.09%     4.63%
U.S. Consumer Price Index (Inflation)      0.99        3.39      2.54      2.66
Lehman Brothers Government Bond Index      7.88       13.24      6.49      7.92
Merrill Lynch High Yield Master II Index  -4.16       -5.12      4.76     11.11
Lipper Money Market Fund Average           2.96        5.70      5.00      4.62

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURN INCLUDES REINVESTMENT OF INCOME. YIELDS FLUCTUATE AND ARE NOT GUARANTEED. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. The U.S. Consumer Price Index is the government's measure of retail inflation. Each bond index shown above is unmanaged and does not represent the performance of any Stein Roe mutual fund; neither is available for direct investment. Source of Lipper data: Lipper, Inc., a monitor of mutual fund performance.


2
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Questions & Answers
--------------------------------------------------------------------------------
AN INTERVIEW WITH JANE M. NAESETH, PORTFOLIO MANAGER OF
STEIN ROE CASH RESERVES FUND AND SR&F CASH RESERVES PORTFOLIO

Q: HOW DID STEIN ROE CASH RESERVES FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

NAESETH: The Fund performed well, delivering a total return of 3.16% during the six months. In comparison, the average total return for its peer group, the Lipper Money Market Fund Average, was 2.96% for the same period.

Q: WHAT FACTORS INFLUENCED SHORT-TERM SECURITIES DURING THE PERIOD?

NAESETH: The most important factor in the performance of the money markets continued to be the Federal Reserve (the Fed). Although the Fed opted to leave the federal funds target rate at 6.5% throughout the six months, the market's expectations of how the Fed would behave going forward changed significantly. Investors became convinced that, faced with steadily mounting proof of an economic slowdown, the Fed would eventually lower interest rates. In anticipation of this, yields in the short-term market began to decline last summer. Yields for money market instruments with longer maturities- that is, those that mature in six months to a year declined the most. Nevertheless, the yield curve for short-term securities became inverted, a situation where the shortest-maturity issues provided higher yields than longer-maturity notes.

[Photo: Jane Naeseth]

Jane Naeseth

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   FUND DATA

   INVESTMENT OBJECTIVE:
   Stein Roe Cash Reserves Fund seeks maximum current income consistent with capital preservation and maintenance of liquidity. The Fund invests all of its assets in SR&F Cash Reserves Portfolio as a part of master fund/feeder fund structure. The Portfolio invests in high-quality money market securities.

   FUND INCEPTION:
   Oct. 2, 1976

   TOTAL NET ASSETS:
   $522.7 million

--------------------------------------------------------------------------------

Q: HOW DID YOU RESPOND TO THE CHANGING YIELD CURVE?

NAESETH: We chose to keep the average maturity of the Fund consistently short (approximately 26 days) while the market adjusted. As the short-term yield curve inverted, it was possible to garner as much or more yield at the short end of the money market spectrum, and we assumed less interest-rate risk by staying focused there. When all was


3
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Questions & Answers Continued
--------------------------------------------------------------------------------

said and done, we made only minor modifications, increasing holdings in commercial paper (from 82.5% to 85.9% of net assets), letter of credit commercial paper (from 5.7% to 9.2% of net assets).

Q: WHAT IS YOUR OUTLOOK FOR THE MONEY MARKETS?

NAESETH: Shortly after the end of the period, the Fed reduced interest rates twice. We believe that the continued slide in the economic indicators will lead to additional cuts. However, we will maintain a cautious approach until we have a clearer idea of how quickly the Fed may move.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed.

Source of Lipper data: Lipper, Inc., a monitor of mutual fund performance.


4
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Portfolio Highlights
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                             Cash Reserves Portfolio
                           SECURITIES TYPE BREAKDOWN 1
--------------------------------------------------------------------------------

                                             PORTFOLIO             PORTFOLIO
                                         DECEMBER 31, 2000       JUNE 30, 2000
--------------------------------------------------------------------------------
Commercial Paper                               85.9%                 82.2%
Yankee Certificates of Deposit                  0.0                   7.6
Letters of Credit Commercial Paper              9.2                   5.7
Corporate Notes                                 4.4                   4.2
Other Assets, less Liabilities                  0.5                   0.3
--------------------------------------------------------------------------------
Total Investments                             100.0%                100.0%


                              PORTFOLIO STATISTICS

                                             PORTFOLIO             PORTFOLIO
                                         DECEMBER 31, 2000       JUNE 30, 2000
--------------------------------------------------------------------------------
7-Day Dollar-Weighted
Average Maturity                            25.92 Days            25.86 Days
7-Day Current Yield2                           6.01%                 5.62%


1 The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.
2 Net of all fees and expenses and represents an annualization of dividends declared and payable to shareholders for the last seven days of investments.


--------------------------------------------------------------------------------

                                    MATURITY

         As of December 31, 2000

         1-4 days                   8.0%
         5-14 days                  59.0%
         15-29 days                 8.0%
         30-59 days                 11.0%
         Greater than 59 days       14.0%


           As of June 30, 2000

         1-4 days                   11.0%
         5-14 days                  43.0%
         15-29 days                 20.0%
         30-59 days                 15.0%
         Greater than 59 days       11.0%


5
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SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Investment Portfolio at December 31, 2000 (Unaudited)
(All amounts in thousands)

                                                              INTEREST  MATURITY
COMMERCIAL PAPER-TAXABLE - 95.1%      RATE(a)      DATE        PAR         VALUE
--------------------------------------------------------------------------------

AMERICAN HONDA FINANCE
                                          6.62%       02/23/01$ 15,000  $ 14,850
BAXTER INTERNATIONAL
                                          6.70%       03/06/0115,866      15,674
BAXTER INTERNATIONAL, (B)
                                          6.84%       01/02/0110,000       9,994
COCA-COLA ENTERPRISES, (B)
                                          6.53%       01/30/01 4,725       4,699
COFCO CAPITAL LOC
                                          6.67%       01/16/0125,221      25,142
COFCO CAPITAL LOC
                                          6.67%       01/17/0112,000      11,960
CORP ANDINA DE FOMENTO LOC
                                          6.69%       02/06/0137,000      36,742
CORPORATE ASSET FUNDING, (B)
                                          6.67%       01/03/0137,000      36,973
COUNTRYWIDE HOME LOANS
                                          6.72%       01/02/0128,500      28,484
EATON CORP., (B)
                                          6.77%       01/08/01 9,000       8,985
ENTERPRISE FUNDING CORP., (B)
                                          6.64%       01/08/0138,000      37,937
FALCON ASSET SECURITIZATION, (B)
                                          6.68%       01/09/0137,000      36,932
FORTUNE BRANDS, (B)
                                          6.68%       01/25/0112,000      11,944
HARLEY-DAVIDSON FUNDING, (B)
                                          6.67%       01/11/0115,000      14,967
HARTFORD FINANCIAL SERVICES, (B)
                                          6.57%       01/12/0120,000      19,953
JUPITER SECURITIZATION, (B)
                                          6.68%       02/07/0120,000      19,857
NATIONAL RURAL UTILITIES
                                          6.67%       02/15/01 7,000       6,941
NATIONAL RURAL UTILITIES
                                          6.67%       04/23/0113,675      13,397
NORTHERN INDUSTRIAL PUBLIC SERVICES
                                          6.76%       01/16/0137,000      36,883
OLD LINE FUNDING, (B)
                                          6.64%       01/08/0137,000      36,939
PHILLIP MORRIS CAPITAL
                                          6.63%       01/03/0125,721      25,702
PREFERRED RECEIVABLES FUNDING, (B)
                                          6.70%       01/08/0119,000      18,968
PREFERRED RECEIVABLES FUNDING, (B)
                                          6.71%       01/25/0118,000      17,914
QUEBEC (PROVINCE OF)
                                          6.62%       01/12/0125,000      24,941
RECEIVABLES CAPITAL, (B)
                                          6.70%       01/05/0117,061      17,042
RECEIVABLES CAPITAL, (B)
                                          6.64%       01/19/0120,000      19,927


6
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SR&F Cash Reserves Portfolio Continued
--------------------------------------------------------------------------------
                                                              INTEREST  MATURITY
                                      RATE(a)      DATE          PAR       VALUE
--------------------------------------------------------------------------------

7-ELEVEN CORP.
                                          6.63%       02/20/01$ 10,000   $ 9,906
7-ELEVEN CORP.
                                          6.60%       02/27/0125,000      24,734
SUPERIOR FUNDING, (B)
                                          6.61%       03/06/0137,185      36,742
TEXTRON FINANCIAL
                                          6.66%       01/11/0125,000      24,945
THAMES ASSET GLOBAL, (B)
                                          6.64%       02/05/0130,000      29,798
UBS FINANCE CORP.
                                          6.51%       01/02/0138,555      38,534
VERIZON NETWORK FUNDING
                                          6.65%       01/18/0138,000      37,868
WINDMILL FUNDING, (B)
                                          6.73%       01/02/01 8,000       7,996
                                                                         -------
TOTAL COMMERCIAL PAPER
   (cost of $764,270)..........                                          764,270
                                                                         -------

--------------------------------------------------------------------------------


CORPORATE NOTES - 4.4%
--------------------------------------------------------------------------------

SPECIAL PURPOSE ACCOUNTS RECEIVABLES, (B)
                                          6.77%       02/08/0135,000      35,000
                                                                         -------
TOTAL CORPORATE NOTES
   (cost of $35,000)...........                                           35,000
                                                                         -------

--------------------------------------------------------------------------------

TOTAL INVESTMENTS
      (cost of $799,270) (c)...                                          799,270
                                                                         -------
OTHER ASSETS, LESS LIABILITIES - 0.5%                                      4,358
                                                                         -------
NET ASSETS - 100%..............                                         $803,628
                                                                         =======

--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

 (a)The interest rate is the effective rate at the date of purchase except for variable rate notes, for which the interest rate represents the current rate as of the most recent dates.
 (b)Represents private placement securities exempt from registration by Section 4(2) Securities Act of 1933. These securities are issued to investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At December 31, 2000, the aggregate value of the Fund's private placement securities were $422,567, which represented 52.6% of net assets. None of these securities were deemed illiquid.
 (c)At December 31, 2000, the cost of investments for financial reporting and federal income tax purposes was identical.

See accompanying Notes to Financial Statements.


7
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SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 2000 (Unaudited)
(All amounts in thousands)


ASSETS
Investments at value (cost $799,270)..............................     $799,270
Cash..............................................................        4,079
Interest receivable...............................................          178
Other.............................................................          929
                                                                       ---------
   Total Assets...................................................      804,456
                                                                       ---------
LIABILITIES
Accrued:
   Management fee.................................................          810
   Bookkeeping fee................................................           18
                                                                       ---------
   Total Liabilities..............................................          828
                                                                       ---------
   Net Assets applicable to investors' beneficial interests.......     $803,628
                                                                       =========


See accompanying Notes to Financial Statements.


8
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SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended December 31, 2000 (Unaudited)
(All amounts in thousands)


INVESTMENT INCOME
Interest income .................................................        $27,387
                                                                         -------
EXPENSES
   Management fees...............................................            978
   Bookkeeping fees..............................................             22
   Trustees' fees................................................             11
   Audit fees....................................................              8
   Legal fees....................................................              2
   Transfer agent fees...........................................             15
   Custody fees..................................................              1
   Insurance fees................................................              2
   Miscellaneous fees............................................             25
                                                                         -------
                                                                           1,064
                                                                         -------
     Net Investment Income.......................................        $26,323
                                                                         =======

See accompanying Notes to Financial Statements.


9
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SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)

                                                          SIX
                                                 MONTHS ENDED
                                                   (UNAUDITED)      YEAR ENDED
                                                  DECEMBER 31,        JUNE 30,
                                                          2000            2000
                                                  ------------      ----------
OPERATIONS:
Net investment income.............................    $ 26,323        $ 45,167
Net realized loss on investments..................          --              (2)
                                                    ----------      ----------
   Net increase in net assets resulting
     from operations..............................      26,323          45,165
                                                    ----------      ----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
Contributions.....................................   1,723,625       3,386,150
Withdrawals.......................................  (1,735,083)     (3,415,013)
                                                    ----------      ----------
   Net decrease from transactions in investors'
     beneficial interest..........................     (11,458)        (28,863)
                                                    ----------      ----------
   Net increase in net assets.....................      14,865          16,302

TOTAL NET ASSETS
Beginning of period...............................     788,763         772,461
                                                    ----------      ----------
End of period.....................................   $ 803,628       $ 788,763
                                                    ==========      ==========


See accompanying Notes to Financial Statements.


10
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Stein Roe Cash Reserves Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 2000 (Unaudited)
(All amounts in thousands, except per-share amount)


ASSETS
Investment in Portfolio, at value.................................     $526,826
Receivable for fund shares sold...................................       72,352
Other assets......................................................           77
                                                                       ---------
   Total assets...................................................      599,255
                                                                       ---------
LIABILITIES
Payable for fund shares redeemed..................................       72,439
Dividends payable.................................................        3,660
Accrued:
   Administrative fees............................................          100
   Transfer agent fees............................................          115
   Other..........................................................          254
                                                                       ---------
   Total liabilities..............................................       76,568
                                                                       ---------
   Net assets.....................................................     $522,687
                                                                       =========
ANALYSIS OF NET ASSETS
Paid-in capital...................................................     $522,562
Undistributed net investment income...............................          125
                                                                       ---------
   Net assets.....................................................     $522,687
                                                                       =========
Shares outstanding (unlimited number authorized)..................      522,565
                                                                       =========
Net asset value per share.........................................       $ 1.00
                                                                       =========


See accompanying Notes to Financial Statements.


11
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Stein Roe Cash Reserves Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended December 31, 2000 (Unaudited)
(All amounts in thousands)


INVESTMENT INCOME
Interest allocated from Portfolio................................        $17,370
                                                                         -------

EXPENSES
Expenses allocated from Portfolio................................            667
Administrative fees..............................................            637
Transfer agent fees..............................................            417
Bookkeeping fees.................................................             18
Registration fees................................................             18
Custodian fees...................................................              1
Audit fees.......................................................              5
Trustees' fees...................................................              5
Reports to Shareholders..........................................             17
Legal fees.......................................................              1
Insurance fees...................................................              3
Miscellaneous fees...............................................             64
                                                                         -------
   Total expenses................................................          1,853
                                                                         -------
   Net investment income.........................................        $15,517
                                                                         =======



See accompanying Notes to Financial Statements.


12
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Stein Roe Cash Reserves Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
(All amounts in thousands)

                                                       SIX MONTHS
                                                            ENDED        YEAR
                                                       (UNAUDITED)      ENDED
                                                       DECEMBER 31,  JUNE 30,
                                                              2000       2000
                                                       ----------------------
OPERATIONS
Net investment income..................................   $ 15,517   $ 27,125
                                                        ---------- ----------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income...............    (15,492)   (27,025)
                                                        ---------- ----------
SHARE TRANSACTIONS
Subscriptions to fund shares...........................    877,647  2,263,416
Value of distributions reinvested......................     11,895     24,804
Redemptions of fund shares.............................  (863,730) (2,295,156)
                                                        ---------- ----------
   Net increase (decrease) from share transactions.....     25,812     (6,936)
                                                        ---------- ----------
   Net increase (decrease) in net assets...............     25,837     (6,836)
TOTAL NET ASSETS
Beginning of period....................................    496,850    503,686
                                                        ---------- ----------
End of period..........................................  $ 522,687  $ 496,850
                                                        ========== ==========
Undistributed net investment income....................        125        100
                                                        ========== ==========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ..........................    877,772  2,263,416
Issued in reinvestment of distributions................     11,895     24,804
Redemptions of fund shares.............................  (863,730) (2,295,156)
                                                        ---------- ----------
   Net increase (decrease) in fund shares..............    25,937      (6,936)
Shares outstanding at beginning of period..............   496,628     503,564
                                                        ---------- ----------
Shares outstanding at end of period....................    522,565    496,628
                                                        ========== ==========


See accompanying Notes to Financial Statements.


13
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Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)(unaudited)

NOTE 1. ORGANIZATION
Stein Roe Cash Reserves Fund (the "Fund") is a series of Liberty-Stein Roe Funds Income Trust (the "Trust") (formerly the Stein Roe Income Trust), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Cash Reserves Portfolio (the "Portfolio"), which seeks maximum income consistent with capital preserva tion and maintenance of liquidity.
   The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on March 2, 1998. At commencement, Stein Roe Cash Reserves Fund and Liberty Money Market Fund (formerly Colonial Money Market Fund) contributed $493,224 and $187,537, respectively, in securities and other assets in exchange for beneficial ownership of the Portfolio. The Portfolio allocates income, expenses and realized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At December 31, 2000, Stein Roe Cash Reserves Fund and Liberty Money Market Fund owned 65.6% and 34.4%, respectively, of the Portfolio.

--------------------------------------------------------------------------------
NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Fund and the Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:
Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.
   The Portfolio is permitted to invest in repurchase agreements involving securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The Portfolio requires issuers of repurchase agreements to transfer the securities underlying those agreements to the Portfolio's custodian at the time of payment.
INVESTMENT VALUATIONS:
The Portfolio utilizes the amortized cost method to value its investments. This technique approximates market value and involves valuing a security initially at cost and, thereafter assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of 0.50% or more exists between the Fund's $1.00 per-share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, the Board of Trustees


14
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Notes to Financial Statements Continued
--------------------------------------------------------------------------------

would consider what action, if any, should be taken. Other assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
   The Fund attempts to maintain a per- share net asset value of $1, which management believes will be possible under most conditions. FEDERAL INCOME
TAXES: No provision is made for federal income taxes because the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.
   The Fund intends to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss carryforward up to eight years following the year of the loss, and offset such losses against any future realized gains. At June 30, 2000, the Fund had capital loss carryforwards as follows:
                  Year of
   Amount       Expiration
   -------      ----------
    $106         2002-2008

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO COMPOSITION
Under normal market conditions, the Portfolio will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, consumer and business credit institutions, and other financial services companies).
   At December 31, 2000, 72% of the Portfolio's net assets were invested in the financial services industry. See the Portfolio's portfolio of investments for additional information on portfolio composition.

--------------------------------------------------------------------------------
NOTE 4. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

MANAGEMENT & ADMINISTRATIVE FEES
The Portfolio pays monthly management fees to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment Advisor and manager. The management fee for the Portfolio is computed at an annual rate of 0.25% of the first $500 million of average daily net assets, and 0.225% over $500 million. BOOKKEEPING FEE
   The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million. TRANSFER AGENT FEE Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Liberty, provides shareholder services for a monthly fee equal to 0.15% annually of the Fund's average daily net assets and receives reimbursement for certain out of pocket expenses.


15
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Notes to Financial Statements Continued
--------------------------------------------------------------------------------

OTHER
Certain officers and trustees of the Trust are also officers of the Advisor. Compensation is paid to trustees not affiliated with the Advisor. No remuneration was paid to any other trustee or officer of the Trust, who is affiliated with the Advisor.

--------------------------------------------------------------------------------
NOTE 5. LINE OF CREDIT
The Liberty-Stein Roe Municipals Trust (excluding the Stein Roe High Yield Municipals Fund and Stein Roe Municipal Money Market Fund), the Liberty-Stein Roe Investment Trust, and the SR&FBase Trust (collectively, the "Trusts"), participate in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The uncommitted line of credit permits the Trusts to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trusts for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust, and ultimately, the Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 5% each year. In addition, a commitment fee of 0.10% per annum on each Fund's borrowings shall be paid quarterly by the Fund based on the relative asset size of the Fund. For the six month period ended December 31, 2000, the Trusts had no borrowings under agreement.


16
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Financial Highlights
--------------------------------------------------------------------------------

Stein Roe Cash Reserves Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.


                      SIX MONTHS
                            ENDED
                       (UNAUDITED)
                      DECEMBER 31,              YEAR ENDED JUNE 30,
                             2000     2000     1999     1998     1997     1996
                           -------- -------- -------- -------- -------- --------
NET ASSET VALUE,
   BEGINNING OF PERIOD.....$ 1.000  $ 1.000 $  1.000  $ 1.000  $ 1.000  $ 1.000
                           -------  ------- --------  -------  -------  -------
   Net investment income...   0.031    0.051    0.045    0.050    0.048    0.050
   Distributions from net
     investment income..... (0.031)  (0.051)  (0.045)  (0.050)  (0.048)  (0.050)
                           -------  ------- --------  -------  -------  -------
NET ASSET VALUE,
     END OF PERIOD.........$ 1.000  $ 1.000 $  1.000  $ 1.000  $ 1.000  $ 1.000
                           =======  ======= ========  =======  =======  =======
Ratio of expenses
   to average
   net assets..............  0.72%(a)  0.68%    0.70%    0.75%    0.77%   0.78%
Ratio of net investment
   income to average
   net assets..............  6.02%(a)  5.11%    4.58%    4.98%    4.80%   4.98%
Total return ..............  3.16%     5.22%    4.64%    5.09%    4.92%   5.07%
Net assets,
   end of period (000's)  $522,687 $496,850 $503,686 $493,954 $452,358 $476,840

(a) Annualized.


SR&F Cash Reserves Portfolio

                                                                                      SIX MONTHS
                                              ENDED                                       PERIOD
                                        (UNAUDITED)                                        ENDED
                                       DECEMBER 31,           YEAR ENDED JUNE 30,        JUNE 30,
RATIOS TO AVERAGE NET ASSETS                   2000          2000           1999          1998(A)
                                             --------       --------      --------        --------
Ratio of net expenses to average net assets     0.26%(b)       0.25%         0.25%           0.26%(b)
Ratio of net investment income to average
   net assets...........................        6.40%(b)       5.52%         4.83%           5.45%(b)

(a) From commencement of operations on March 2, 1998.
(b) Annualized.

See accompanying Notes to Financial Statements.


17
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


To Contact Us. . .
--------------------------------------------------------------------------------

BY PHONE 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Roth and Education IRAs. We're available Monday through Friday from 7 a.m. to 7 p.m. CT, and Saturdays and Sundays from 9 a.m. to 1 p.m. CT.

STEIN ROE'S FUNDS-ON-CALL(R)
24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

     o    Exchange shares between your Stein Roe accounts;

     o    Purchase fund shares by electronic transfer;

     o    Order additional account statements and money market fund checks;

     o    Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on Traditional, Roth and Education IRA plans, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by email, send correspondence directly to: comments@steinroe.com or visit us at www.steinroe.com on the Internet.

ADDITIONAL REPORTS

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-338-2550 and additional reports will be sent to you.

Must be preceded or accompanied by a prospectus.

Liberty-Stein Roe Funds Income Trust
--------------------------------------------------------------------------------

TRUSTEES
Douglas A. Hacker
    Executive Vice President and Chief Financial Officer of UAL, Inc.
Janet Langford Kelly
    Executive Vice President - Corporate Development, General Counsel, and Secretary, Kellogg Company
Richard W. Lowry
    Private Investor
Salvatore Macera
    Private Investor
William E. Mayer
    Partner, Park Avenue Equity Partners
Charles R. Nelson
    Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters
John J. Neuhauser
    Academic Vice President and Dean of Faculties, Boston College
Joseph R. Palombo
    Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC
Thomas E. Stitzel
    Business Consultant and Chartered Financial Analyst
Thomas C. Theobald
    Managing Director, William Blair Capital Partners
Anne-Lee Verville
    Consultant

OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Kevin M. Carome, Executive Vice President
Loren A. Hansen, Executive Vice President
Joseph Palombo, Executive Vice President
Nancy L. Conlin, Senior Vice President, Secretary
J. Kevin Connaughton, Controller

AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Stein Roe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd LLC
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

The Stein Roe Mutual Funds

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Focus Fund
Midcap Growth Fund*
Capital Opportunities Fund
International Fund
Small Company Growth Fund

 * Formerly Growth Opportunities Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                                   Boston, MA
                                   02205-8900
                               Financial Advisors
                               call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

           In Chicago, visit our Fund Center at One South Wacker Drive

                         Liberty Funds Distributor, Inc.



                                                   536-03/423E-0101 (2/01) 01/96